UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2015

Commission File Number	Exact name of registrant as specified in its charter, principal office and address and telephone number	State of incorporation or organization	I.R.S. Employer Identification No.
001-36867	Actavis plc 1 Grand Canal Square, Docklands Dublin 2, Ireland (862) 261-7000	Ireland	98-1114402

333-199019	Warner Chilcott Limited Canon’s Court 22 Victoria Street Hamilton HM 12 Bermuda (441) 295-2244	Bermuda	98-0496358

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.	Entry into a Material Definitive Agreement.

Actavis Cash Bridge Credit Agreement

On March 11, 2015, Actavis plc, a public limited company incorporated under the laws of Ireland (“Actavis”) and certain of its subsidiaries entered into a 60-day senior unsecured cash bridge credit agreement (the “Cash Bridge Credit Agreement”), among Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg (“Actavis Capital”), Actavis, Inc., a Nevada corporation (“Actavis, Inc.” and, together with Actavis Capital, the “Borrowers” and each a “Borrower”), Actavis, Warner Chilcott Limited, a Bermuda company (“Warner Chilcott Limited”), Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand-Duchy of Luxembourg (“Actavis Funding SCS”), the lenders from time to time party thereto (the “Cash Bridge Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent and the other financial institutions party thereto. Under the Cash Bridge Credit Agreement, the Cash Bridge Lenders have committed to provide, subject to certain conditions, unsecured bridge financing in an aggregate principal amount of up to $4.698 billion. The proceeds of borrowings under the Cash Bridge Credit Agreement are to be used to finance, in part, the cash component of the consideration for the acquisition of Allergan, Inc., a Delaware corporation (“Allergan”) by Actavis (the “Merger”) and certain fees and expenses incurred in connection with the Merger, to the extent cash on hand of Allergan is not available on the Closing Date. The Cash Bridge Credit Agreement will mature on the day that is 60 days after the funding date thereunder (or if such day is not a business day, the immediately succeeding business day).

Loans outstanding under the Cash Bridge Agreement will bear interest, at Actavis’ option, either (a) at the base rate (which will be the highest of (1) the prime rate of JPMCB, (2) the federal funds rate plus 0.50% and (3) the applicable interest rate for a eurodollar loan with a one month interest period plus 1.00%) or (b) at the eurodollar rate, plus, in each case, an applicable margin that will vary depending on the debt rating of Actavis. In addition, under the Cash Bridge Credit Agreement, Actavis will pay a nonrefundable ticking fee of 0.175% on the amount of the aggregate commitments in effect from January 15, 2015 until the earlier of the termination or expiration of the commitments thereunder and the funding date thereunder.

Each Borrower may voluntarily prepay the loans made to it under the Cash Bridge Credit Agreement at any time without premium or penalty.

The obligations of each Borrower under the Cash Bridge Credit Agreement are guaranteed by the other Borrower, Warner Chilcott Limited and Actavis Funding SCS and will be guaranteed by any subsidiary of Actavis (other than Actavis Capital, Actavis, Inc. or a direct subsidiary of Actavis) that becomes a guarantor of third party indebtedness in an aggregate principal amount exceeding $350,000,000 (unless, in the case of a foreign subsidiary, such guarantee would give rise to adverse tax consequences as reasonably determined by Actavis).

The Cash Bridge Credit Agreement also contains customary events of default and if and for so long as an event of default has occurred and is continuing, any amounts outstanding under the Cash Bridge Credit Agreement will accrue interest at an increased rate and payments of any outstanding amounts thereunder could be accelerated by the lenders. In addition, Actavis and the loan parties under the Cash Bridge Credit Agreement will be subject to certain affirmative and negative covenants, including a quarterly consolidated leverage ratio maintenance covenant.

The funding of the loans under the Cash Bridge Credit Agreement on the Closing Date is subject to several conditions, including (i) since November 16, 2014, there shall not have occurred a “Company Material Adverse Effect” (as defined in the agreement and plan of merger (the “Merger Agreement”) among Actavis, Avocado Acquisition Inc., a Delaware corporation and an indirect wholly owned subsidiary of Actavis, and Allergan), (ii) consummation of the Merger in accordance with the Merger Agreement, (iii) the accuracy in all material respects of certain representations and warranties, (iv) receipt of customary closing documents, and (v) other customary closing conditions more fully set out in the Cash Bridge Credit Agreement.

The commitments under the Cash Bridge Credit Agreement will terminate on the earliest of (i) 5:00 p.m. U.S. Eastern Time, on September 30, 2015, subject to extension in certain circumstances to November 16, 2015, (ii) the closing of the Merger without the use of the Cash Bridge Credit Agreement (iii) the termination of the Merger Agreement and (iv) 11:59 p.m. New York City time on the date the Bridge Credit Agreement or the Term Loan Credit Agreement are funded, respectively.

In the ordinary course of their respective businesses, some of the agents and lenders under the Cash Bridge Credit Agreement, or their affiliates, have performed, and may in the future perform, commercial banking, investment banking, advisory or other financial services for Actavis and its subsidiaries for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Cash Bridge Credit Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the text of the Cash Bridge Credit Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1	Actavis Cash Bridge Loan Credit and Guaranty Agreement, dated as of March 11, 2015, by and among Actavis plc, Warner Chilcott Limited, Actavis Capital S.à r.l., Actavis, Inc., Actavis Funding SCS, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the other financial institutions party thereto

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to Actavis’ or Allergan’s estimated or anticipated future results, including estimated synergies, or other non-historical facts are forward-looking statements that reflect Actavis’ or Allergan’s current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “targets,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the Allergan acquisition, including future financial and operating results, Actavis’ or Allergan’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that Actavis’ and Allergan’s respective goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ or Allergan’s current expectations depending upon a number of factors affecting Actavis’ business, Allergan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful closing of, the Allergan acquisition; subsequent integration of the Allergan acquisition and the ability to recognize the anticipated synergies and benefits of the Allergan acquisition; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the risk that a condition to closing of the Allergan acquisition may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; risks relating to the value of the Actavis shares to be issued in the transaction; the anticipated size of the markets and continued demand for Actavis’ and Allergan’s products; Actavis’ and Allergan’s ability to successfully develop and commercialize new products; Actavis’ and Allergan’s ability to conform to regulatory standards and receive requisite regulatory approvals; availability of raw materials and other key ingredients; uncertainty and costs of legal actions and government investigations; the inherent uncertainty associated with financial projections; fluctuations in Actavis’ operating results and financial condition, particularly given our manufacturing and sales of branded and generic products; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs, and adverse tax consequences; the adverse impact of substantial debt and other financial obligations on the ability to fulfill and/or refinance debt obligations; risks associated with relationships with employees, vendors or key customers as a result of acquisitions of businesses, technologies or products; our compliance with federal and state healthcare laws, including laws related to fraud, abuse, privacy security and others; risks of the generic industry generally; generic product competition with our branded products; uncertainty associated with the development of commercially successful branded pharmaceutical products; uncertainty associated with development and approval of commercially successful biosimilar products; costs and efforts to defend or enforce technology rights, patents or other intellectual property; expiration of Actavis’ and Allergan’s patents on our branded products and the potential for increased competition from generic manufacturers; risks associated with owning the branded and generic version of a product; competition between branded and generic products; the ability of branded product manufacturers to limit the production, marketing and use of generic products; Actavis’ and Allergan’s ability to obtain and afford third-party licenses and proprietary technology we need; Actavis’ and Allergan’s potential infringement of others’ proprietary rights; our dependency on third-party service providers and third-party manufacturers and suppliers that in some cases may be the only source of finished products or raw materials that we need; Actavis’ competition with certain of our significant customers; the impact of our returns, allowance and chargeback policies on our future revenue; successful compliance with governmental regulations applicable to Actavis’ and Allergan’s respective third party providers’ facilities, products and/or businesses; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; Actavis’ and Allergan’s vulnerability to and ability to defend against product liability claims and obtain sufficient or any product liability insurance; Actavis’ and Allergan’s ability to retain qualified employees and key personnel; the effect of intangible assets and resulting impairment testing and impairment charges on our financial condition; Actavis’ ability to obtain additional debt or raise additional equity on terms that are favorable to Actavis; difficulties or delays in manufacturing; our ability to manage environmental liabilities; global economic conditions; Actavis’ ability to continue foreign operations in countries that have deteriorating political or diplomatic relationships with the United States; Actavis’ and Allergan’s ability to continue to maintain global operations; risks associated with tax liabilities, or changes in U.S. federal or international tax laws to which we are subject, including the risk that the Internal Revenue Service disagrees that Actavis is a foreign corporation for U.S. federal tax purposes; risks of fluctuations in foreign currency exchange rates; risks associated with cyber-security and vulnerability of our information and employee, customer and business information that Actavis stores digitally; Actavis’ ability to maintain internal control over financial reporting; changes in the laws and regulations, affecting among other things, availability, pricing and reimbursement of pharmaceutical products; the highly competitive nature of the pharmaceutical industry; Actavis’ ability to successfully navigate consolidation of our distribution network and concentration of our customer base; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; developments regarding products once they have reached the market and such other risks and uncertainties detailed in Actavis’ and Allergan’s respective periodic public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to Actavis’ Annual Report on Form 10-K for the year ended December 31, 2014 and Allergan’s Annual Report on Form 10-K for the year ended December 31, 2014, as amended from time to time in Actavis’ and Allergan’s respective other investor communications. Except as expressly required by law, each of Actavis and Allergan disclaim any intent or obligation to update or revise these forward-looking statements.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Actavis and Allergan, Actavis has filed with the SEC a registration statement on Form S-4, including Amendment No. 1 thereto, that contains a joint proxy statement of Actavis and Allergan that also constitutes a prospectus of Actavis. The registration statement was declared effective by the SEC on January 26, 2015. Each of Actavis and Allergan commenced mailing the joint proxy statement/prospectus to its shareholders or its stockholders on January 28, 2015. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND ALLERGAN ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Actavis and Allergan through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Actavis are available free of charge on Actavis’ internet website at www.Actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Allergan are available free of charge on Allergan’s internet website at www.Allergan.com or by contacting Allergan’s Investor Relations Department at (714) 246-4766.

Participants in the Merger Solicitation

Actavis, Allergan, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Allergan shareholders in connection with the proposed merger is set forth in the joint proxy statement/prospectus. Information about the directors and executive officers of Allergan is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 26, 2014 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in Actavis’ proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 28, 2014 and certain of Actavis’ Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2015	Actavis plc

	By:	/s/ A. Robert D. Bailey
	Name:	A. Robert D. Bailey
	Title:	Chief Legal Officer and Corporate Secretary

Warner Chilcott Limited

	By:	/s/ A. Robert D. Bailey
	Name:	A. Robert D. Bailey
	Title:	Secretary

Index of Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Actavis Cash Bridge Loan Credit and Guaranty Agreement, dated as of March 11, 2015, by and among Actavis plc, Warner Chilcott Limited, Actavis Capital S.à r.l., Actavis, Inc., Actavis Funding SCS, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the other financial institutions party thereto

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